                                                                     EXHIBIT 5.1

         [LETTERHEAD OF KAUFMAN, FEINER, YAMIN, GILDIN & ROBBINS LLP]



                                                 December 13, 1996


United States Securities and
   Exchange Commission
Division of Corporation Finance
450 Fifth Street N.W.
Washington, D.C. 20549

     Re: Trans Energy, Inc. Registration Statement on Form SB-2
         (File No.333-4438)
         Up to 920,000 Shares of Common Stock, $.001 par value
         Up to 1,840,000 Redeemable Common Stock Purchase Warrants
         ---------------------------------------------------------

Ladies and Gentlemen:

     In connection with the proposed issue and sale by Trans Energy, Inc. (the "Corporation") of up to 920,000 shares of its Common Stock, $.001 par value (the "Common Stock"), and up to 1,840,000 Redeemable Common Stock Purchase Warrants (the "Warrants"), including up to 120,000 shares of Common Stock and 240,000 Warrants covered by an option granted to the underwriter to cover over-allotments, if any (the Common Stock and the Warrants being hereinafter referred to together as the "Securities"), upon the terms and conditions set forth in the Registration Statement on Form SB-2, as amended (File No. 333-4438) (hereinafter called the "Registration Statement"), filed by the Corporation with the Securities and Exchange Commission under the Securities Act of 1933, as amended, we are of the opinion that:

     1. The Corporation is a corporation duly organized and validly existing under the laws of the State of Nevada.

     2. When (a) the Registration Statement shall have been declared effective by order of the Securities and Exchange Commission and (b) the Securities have been issued and sold upon the terms and conditions set forth in the Registration Statement, then the Securities will be validly authorized and legally issued, fully paid and non-assessable.

     We hereby consent (1) to be named in the Registration Statement and in the Prospectus which constitutes a part thereof as attorneys who will pass upon legal matters

United States Securities and
   Exchange Commission
December 13, 1996
Page 2




in connection with the Securities, and (2) to the filing of a copy of this opinion as Exhibit 5.1 to the Registration Statement.


                          Very truly yours,


                          /s/ Kaufmann, Feiner, Yamin, Gildin & Robbins LLP
                          -------------------------------------------------
                          KAUFMANN, FEINER, YAMIN, GILDIN & ROBBINS LLP




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